RiverNorth Marketplace Lending Corporation
5.875% Series A Term Preferred Stock Due 2024

Final Pricing Term Sheet
October 17, 2017

Issuer:	RiverNorth Marketplace Lending Corp.
Title of the Securities:	5.875% Series A Term Preferred Stock Due 2024 (the “Shares”)
Initial Number of Shares Being Offered:	1,440,000 shares
Option to Purchase Additional Shares:	Up to an additional 216,000 Shares within 30 days
Underwriting Discount:	$0.78125 per Share; $1,125,000.00 total (assuming the over-allotment option is not exercised)
Net Proceeds to the Issuer, before Expenses:	$24.21875 per Note; $34,875,000.00 total (assuming the over-allotment option is not exercised)
Initial Public Offering Price:	$25.00 per Share
Liquidation Preference:	$25.00 per Share plus accrued and unpaid dividends
Principal at Time of Payment:	100% of the aggregate Liquidation Preference; payable on the mandatory redemption date.
Dividend Rate:	5.875% per annum
Day Count:	30/360
Original Issue Date:	October 25, 2017
Mandatory Redemption Date:	October 31, 2024
Date Dividends Start Accruing:	October 25, 2017
Dividend Payment Date:
Every February 15, May 15, August 15 and November 15, beginning February 15, 2018. If a dividend payment date falls on a non-business day, the applicable dividend payment will be made on the next business day and no additional dividend payment will accrue as a result of such delayed payment.

Dividend Periods:
The initial dividend period will be the period from and including October 25 2017, to, but excluding, the initial interest payment date (February 15, 2018), and the subsequent dividend periods will be the periods from and including a dividend payment date to, but excluding, the next dividend payment date or the stated maturity date, as the case may be.

Regular Record Dates for Dividend:	February 1, May 1, August 1 and November 1, beginning February 1, 2018
Optional Redemption:
The Shares may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after October 31, 2020 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the Liquidation Preference of the Shares to be redeemed plus accrued and unpaid dividend payments otherwise payable thereon for the then-current monthly dividend period accrued to the date fixed for redemption.

Repayment at Option of Holders:	Holders will not have the option to have the Shares redeemed prior to the stated maturity date.
Listing:	Issuer intends to list the Shares on the New York Stock Exchange, within 30 days of the original issue date under the trading symbol "RMPL."
CUSIP / ISIN:	768 82B 207 / US 768 82B 207 9
Joint Book-Running Managers:	Ladenburg Thalmann & Co. Inc. Janney Montgomery Scott LLC

The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering.